UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2023

The Beauty Health Company
(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2165 Spring Street
Long Beach, CA
(Address of principal executive offices)

90806
(Zip Code)
(800) 603-4996
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2023, the Board of Directors of The Beauty Health Company, a Delaware corporation (the “Company”), following consultation with and under the recommendation of the Company’s Compensation Committee, approved the grant of special cash retention bonuses (each, a “Cash Retention Award”) and restricted stock unit awards (each, a “RSU Retention Award”, and together with the Cash Retention Award, the “Retention Bonus”) to several named executive officers of the Company (each, a “Participant”). The Retention Bonus was granted to enable the Company to motivate and retain the Participants through the uncertainty stemming from the Company’s previously announced business transformation program to reduce operating costs and streamline its operations.

The following table sets forth the Retention Bonus that each Participant received:

Name and Title	Cash Retention Award (1)	RSU Retention Award (2)
Michael Monahan Chief Financial Officer (Principal Accounting Officer and Financial Officer)	$85,500	176,711 RSUs
Brad Hauser Chief Operating Officer	$85,500	176,711 RSUs
Daniel Watson Chief Revenue Officer	$88,200	156,250 RSUs

(1)    The Cash Retention Award will be paid in one lump sum payment, provided that the Participant remains in continuous full-time employment with the Company through June 1, 2024.

(2)    The restricted stock units (“RSUs”) underlying the RSU Retention Awards entitle the grantee to receive one share of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”), for each RSU granted. The grant was determined by dividing the approved dollar value by the closing price per share of the Common Stock as reported on the Nasdaq Capital Market on November 29, 2023, which was $2.52. The approved value of the RSU Retention Award for each Participant is as follows: (a) Mr. Monahan, $445,313; (b) Mr. Hauser, $445,313; and (c) Mr. Watson, $393,750. Fifty percent (50%) of the RSUs will vest on December 1, 2024, and the remaining fifty percent (50%) of the RSUs will vest on June 1, 2025. The RSUs are otherwise subject to all the requirements of the Company’s 2021 Incentive Award Plan, and the execution of a Restricted Stock Unit Agreement. The foregoing description of the RSU Retention Award is qualified in its entirety by reference to the terms of the Form of Restricted Stock Unit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2023	The Beauty Health Company

	By:	/s/ Michael Monahan
	Name:	Michael Monahan
	Title:	Chief Financial Officer